UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of SIGA Technologies, Inc. (the “Company”) previously approved, subject to stockholder approval, amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) to remove provisions (the “Bankruptcy Provisions”) related to the Company’s Plan of Reorganization, effective as of April 12, 2016 (the “Plan”), filed with the U.S. Bankruptcy Court for the Southern District of New York, and to make additional ministerial, clarifying and conforming changes.  The Bankruptcy Provisions are no longer applicable or operative under their terms since the Plan terminated in accordance with its terms.  On June 14, 2022, at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), the Company’s stockholders approved the adoption of the amendments to the Amended and Restated Charter.

The Amended and Restated Charter became effective as of June 14, 2022.  The foregoing is qualified in its entirety by reference to the full text of the Amended and Restated Charter, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, stockholders representing 64,996,748 shares of common stock, or 89.8% of the shares of common stock outstanding as of the April 18, 2022 record date, attended or were represented by proxy.  The items listed below were submitted to a vote of the stockholders who attended or were represented by proxy, and were entitled to vote at, the 2022 Annual Meeting.  Final voting results are shown below.

At the 2022 Annual Meeting, the stockholders of the Company (i) elected nine director nominees to hold office until the earlier of the 2023 Annual Meeting of Stockholders of the Company and their successors are elected and qualified and until their earlier resignation or removal, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) approved the Amended and Restated Charter eliminating provisions that are no longer applicable.  Set forth below are the final voting results for the three proposals submitted to a vote of the stockholders.

(1)          Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

James J. Antal	42,503,552	4,508,032

Jaymie A. Durnan	44,902,004	2,109,580

Phillip L. Gomez, Ph.D.	45,233,394	1,778,190

Julie M. Kane	45,547,050	1,464,534

Joseph W. Marshall, III	41,742,960	5,268,624

Gary J. Nabel, M.D., Ph.D.	45,557,437	1,454,147

Julian Nemirovsky	41,805,975	5,205,609

Holly L. Phillips, M.D.	45,561,314	1,450,270

Michael C. Plansky	45,384,223	1,627,361

With respect to each director nominee there were 17,985,164 broker “non-votes.”

(2)          Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

Number of Shares Voted

For	Against	Abstain
63,586,135	1,298,477	112,136

(3)          Approval of the Amended and Restated Charter eliminating provisions that are no longer applicable.

Number of Shares Voted

For	Against	Abstain	Broker Non-Votes
46,860,945	98,088	52,551	17,985,164

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of SIGA Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: June 16, 2022